SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 13, 1996
                                                    ------------------




                                       Adage, Inc.
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                    (Exact name of registrant as specified in its charter)




    Pennsylvania                       33-31797                  04-2225121
    ------------                       --------                  ----------


               400 Willowbrook Lane, West Chester,  Pa  19382
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Registrant's telephone number, including area code  610-430-3900
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         (Former name or former address, if changed since last report.)





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ITEM 5            -        OTHER EVENTS


THE REGISTRANT RELEASED A QUARTERLY SHAREHOLDER'S REPORT WHICH
INCLUDED A LETTER FROM THE CHAIRMAN AND PRESIDENT. THIS LETTER IS
APPENDED AS EXHIBIT 1.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   ADAGE, INC.




                                   /s/Robert T. Holland
                                   --------------------
                                   Robert T. Holland
                                   Vice President - Finance



Date:   September 13, 1996